UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 28, 2006

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures

On February 28, 2006, Steven R. Lewis, President and Chief Executive Officer of First Place Financial Corp., and Paul S. Musgrove, Chief Financial Officer will be making a presentation at 9:55 a.m. eastern time in Chicago, Illinois at the Midwest SuperCommunity Bank Conference. In connection with this presentation they will be presenting slides with financial and other information. A copy of those slides is included as Exhibit 99.1 and is incorporated herein by reference. The financial information on those slides includes certain non-GAAP financial measures. A discussion of those non-GAAP financial measures and a reconciliation from GAAP to non-GAAP measures is included as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 Other Material Events

On February 28, 2006, Steven R. Lewis, President and Chief Executive Officer of First Place Financial Corp. (the Registrant), and Paul S. Musgrove, Chief Financial Officer will be making a presentation at 9:55 a.m. eastern time in Chicago, Illinois, at the Midwest SuperCommunity Bank Conference. In connection with this presentation, they will be presenting slides with financial and other information. A copy of those slides is included as Exhibit 99.1 and is incorporated herein by reference. Included in the slides are comments regarding the Registrant’s pending acquisition of The Northern Savings & Loan Company (Northern). The Registrant had previously announced that on January 27, 2006, the Registrant, First Place Bank, a federal savings association and a wholly owned subsidiary of the Registrant and Northern entered into an Agreement and Plan of Merger pursuant to which the Registrant had agreed to acquire Northern. The acquisition of Northern remains subject to shareholder approval by Northern’s shareholders, approval by regulatory authorities and satisfaction of certain closing conditions.

The slides used in the presentation do not constitute an offer of securities by either Northern or the Registrant. In connection with the proposed acquisition of Northern by the Registrant, a registration statement on Form S-4 will be filed with the SEC. The registration statement will contain a proxy statement / prospectus to be distributed to the shareholders of Northern in connection with their vote on the acquisition of Northern. The information in the slide presentation is not a substitute for information contained in the registration statement on Form S-4, the proxy statement/prospectus or any other documents the Registrant and Northern intend to file with the SEC and, in the case of Northern, with the Office of Thrift Supervision (“OTS”). We urge investors to read the registration statement on Form S-4, the proxy statement/prospectus and other relevant documents filed or to be filed with the SEC in connection with the proposed acquisition because they contain important information. The registration statement on Form S-4, which includes the prospectus/proxy statement, will be, and other documents filed or to be filed by the Registrant with the SEC will be, available free of charge at the SEC’s website (www.sec.gov ) or from the Registrant by contacting Paul S. Musgrove, Chief Financial Officer, First Place Financial Corp, Inc., (330) 373-1221.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slides to be presented by Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer at a presentation on February 28, 2006 in Chicago, Illinois at the Midwest SuperCommunity Bank Conference.

99.2	Reconciliation from GAAP to non-GAAP financial measures used in slides to be presented on February 28, 2006 in Chicago, Illinois, at the Midwest SuperCommunity Bank Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: February 28, 2006	By:	/s/ Paul S. Musgrove
Paul S. Musgrove
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Slides to be presented by Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer at a presentation on February 28, 2006, in Chicago, Illinois, at the Midwest SuperCommunity Bank Conference.

99.2	Reconciliation from GAAP to non-GAAP financial measures used in slides to be presented by Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer on February 28, 2006, in Chicago, Illinois, at the Midwest SuperCommunity Bank Conference.